                          REGISTRATION RIGHTS AGREEMENT


        THIS REGISTRATION RIGHTS AGREEMENT ("Agreement") is entered into as of November 30, 1997, between STAR Telecommunications, Inc., a Delaware corporation ("STAR"); and each of the Shareholders listed on the signature page hereof:
Richard A. Bishop, individually and in his capacity as Trustee of the Richard Allen Bishop & Teresa Anne Bishop 1996 Revocable Trust; Judith Bolger; Elizabeth Currier, individually and in her capacity as Trustee of the Currier Family Trust; Don Currier; Thomas Guy Eltringham; John Brent McDaniel, individually and in his capacity as Trustee of the John Brent McDaniel Revocable Trust; Donna J.S. Robinson; and Harold B. Robinson (collectively, the "Holders").

        RECITALS:

               A. Pursuant to the terms and conditions of that certain Amended and Restated Stock Acquisition Agreement and Plan of Merger (the "Acquisition Agreement") dated November 30, 1997 (the "Execution Date") by and among STAR Telecommunications, Inc., a Delaware corporation ("STAR"), Big Dave's Acquisition Corp., a California corporation ("Acquisition Corp."), L.D. Services, Inc., a California corporation ("LD Services"), and the Holders, STAR will issue and deliver to the Holders up to 500,000 shares (the "Shares") of STAR's common stock ("Common Stock").

               B. In connection with the transactions contemplated by the Acquisition Agreement, STAR has agreed to grant to the Holders the registration rights set forth herein with respect to the Shares.

        AGREEMENTS:

        NOW, THEREFORE, intending to be legally bound, the parties agree as follows:

        1. CERTAIN DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

               "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

               "Prospectus" shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement and including post-effective amendments and all material incorporated by reference in such Prospectus.

               "Register", "registered" and "registration" shall refer to a registration effected by preparing and filing a Registration Statement and taking all other actions that are necessary or appropriate in connection therewith, and the declaration or ordering of effectiveness of such Registration Statement by the SEC.

                "Registration Expenses" shall have the meaning set forth in
Section 5.

               "Registrable Securities" shall mean (i) the Shares, and (ii) any securities issued or issuable with respect to such Shares by way of a stock dividend, stock split, combination of shares, recapitalization, restructuring, merger, consolidation or other reorganization of STAR, provided that such term shall not include any such shares of Common Stock sold to the public by the Holders pursuant to

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
a Registration Statement or to Rule 144 under the Securities Act or sold by the Holders in a private transaction in which the Holders' rights hereunder were not assigned and shall not include any shares that are eligible for resale to the public (x) within any three (3)-month period under Rule 144(e) of the Securities Act, or (y) without any volume restriction under Rule 144(k) of the Securities Act.

               "Registration Statement" shall mean any registration statement of STAR in compliance with the Securities Act that covers Registrable Securities pursuant to the provisions of this Agreement, including, without limitation, the Prospectus, all amendments and supplements to such Registration Statement, including all post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.

               "Securities Act" shall mean the Securities Act of 1933, as amended from time to time.

               "SEC" shall mean the Securities and Exchange Commission.

               "Underwritten registration" or "underwritten offering" shall mean a registration in which securities of STAR are sold to an underwriter or through an underwriter as agent for reoffering to the public.

        2. STAR REGISTRATION. If STAR shall determine to register any shares of Common Stock for its own account or for the account of any stockholders (other than a registration relating either to the sale of securities to employees of STAR pursuant to a stock option, stock purchase or similar benefit plan or to an SEC Rule 145 transaction), the Holders shall be entitled to include Registrable Securities in such registration (and related underwritten offering, if any) on the following terms and conditions:

               (a) STAR shall promptly give written notice of such determination to the Holders and the Holders shall have the right to request, by written notice given to STAR within fifteen (15) days of the receipt by the Holders of such notice, that a specific number of Registrable Securities be included in such Registration Statement.

               (b) If the Registration Statement relates to an underwritten offering, the notice called for by Section 2(a) shall specify the name of the managing underwriter for such offering and the number of securities to be registered for the account of STAR and for the account of any of the other stockholders of STAR.

               (c) If the Registration Statement relates to an underwritten offering, to be included therein, the Holders must sell their Registrable Securities on the same basis provided in the underwriting arrangements approved by STAR.

               (d) If the managing underwriter for the underwritten offering under the Registration Statement to be filed by STAR determines that inclusion of all or any portion of the Registrable Securities in such offering would adversely affect the ability of the underwriter for such offering to sell all of the securities requested to be included for sale in such offering, the number of shares that may be included in such registration in such offering shall be allocated as follows: first, STAR shall be permitted to include all shares of capital stock to be registered thereby and second, the Holders shall be allowed to include such additional amount as the managing underwriter deems appropriate, such amount to be allocated among the Holders and any other selling stockholders on a pro rata basis based on the total number of shares of capital stock held thereby. The foregoing sentence notwithstanding, if the underwritten offering is being registered by STAR at the instance of another shareholders or shareholders to whom STAR has granted the right to require that STAR undertake such registration (hereinafter, "Demand Right Holders"), then the managing underwriter of such offering may reduce the

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
number of the Holders' Registrable Securities included in such offering, or exclude them entirely, without any reduction of the shares to be included in such offering by any such Demand Right Holders.

               (e) The Holders shall have the right to withdraw their Registrable Securities from the Registration Statement at any time prior to the effective date thereof, but if the same relates to an underwritten offering, it may only do so during the time period and on terms deemed appropriate by the underwriters for such underwritten offering.

               (f) STAR shall have the right to terminate or withdraw any registration initiated by it under this Section 2 prior to the effective date of such registration, whether or not the Holders has elected to include such securities in such registration.

               (g) The respective Holders shall have the right to include his or her Shares in a Registration Statement being filed by STAR as described in this Agreement only twice during the term of this Agreement.

               (h) The participation of the Holders in any of the registrations described in this Section 2 may be disallowed by STAR in its sole discretion if STAR in good faith determines that the granting of any such registration rights would endanger pooling accounting treatment regarding the acquisition transaction described under the Acquisition Agreement.

               (i) For the Holders to participate in any registration described in this Section 2, the Holders must aggregate a minimum of 50,000 of the Shares respecting each Registration Statement.

               (j) All registration rights expire within two years after the date of this Agreement.

        3. RESTRICTIONS ON PUBLIC SALE BY HOLDERS. If the Holders' Registrable Securities are included (in whole or in part) in a Registration Statement filed by STAR under Section 2 for sale in an underwritten offering, the Holders agree, if requested by the managing underwriter of such offering, not to sell, make any short sale of, loan, grant any option for the purchase of, dispose of or effect any public sale or distribution of securities of the same series and class as (or securities exchangeable or exercisable for or convertible into securities of the same series and class as) the Registrable Securities included in the Registration Statement, including a sale pursuant to Rule 144 under the Securities Act (except as part of such underwritten registration), during the ten (10)-day period prior to, and during the one hundred eighty (180)-day period (or shorter period requested by the underwriter) beginning on the closing date of such underwritten offering, to the extent timely notified in writing by STAR or the managing underwriter.

        4. REGISTRATION PROCEDURES. In connection with STAR's registration obligations pursuant to Section 2 hereof, subject to Sections 2(d) and 2(f), STAR will use its best efforts to effect such registration to permit the sale of the Registrable Securities covered thereby in accordance with the intended method or methods of disposition thereof, and pursuant thereto STAR will as expeditiously as possible:

               (a) prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders, keep such registration statement effective for up to ninety (90) days, provided that, before filing any Registration Statement or Prospectus or any amendments or supplements thereto, STAR will furnish to the Holders of the Registrable Securities covered by such Registration Statement, their counsel, and the underwriters, if any, and their counsel, copies of all such documents proposed to be filed at least ten (10) days prior thereto. STAR will not include or name Holders in any Registration Statement or Prospectus without the consent of the Holders, unless required

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

to do so by the Securities Act and the rules and regulations thereunder.

               (b) prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and the Prospectus as may be necessary to comply with the provisions of the Securities Act and the rules and regulations thereunder with respect to the disposition of all securities covered by such Registration Statement.

               (d) promptly notify the selling Holders (i) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (iv) of the receipt by STAR of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and (v) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading.

               (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment.

               (e) furnish to the selling Holders, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference).

               (f) deliver to each selling Holder, without charge, such reasonable number of conformed copies of the Registration Statement (and any post-effective amendment thereto) and such number of copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto (and any documents incorporated by reference therein) as such Holders may reasonably request, all in full conformity with the Securities Act; STAR consents to the use of the Prospectus or any amendment or supplement thereto by the selling Holders in connection with the offer and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

               (g) prior to any offering of Registrable Securities covered by a Registration Statement, register or qualify or cooperate with the selling Holders in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as such selling Holders reasonably request, and use its best efforts to keep each such registration or qualification effective, including through new filings, or amendments or renewals, during the period such Registration Statement is required to be kept effective pursuant to the terms of this Agreement; and do any and all other acts or things necessary or advisable to enable the disposition in all such jurisdictions reasonably requested by the Holders of the Registrable Securities covered by such Registration Statement, provided that under no circumstances shall STAR be required in connection therewith or as a condition thereof to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (h) upon the occurrence of any event contemplated by Section 4(c)(v) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as

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
thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.

               (i) make generally available to its security Holders earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than sixty (60) days after the end of any twelve (12)-month period (or ninety (90) days, if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwritten offering, or, if not sold to underwriters in such an offering or (ii) beginning with the first month of STAR's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said twelve (12)-month period.

               (j) use its best efforts to cause all Registrable Securities covered by each Registration Statement to be listed subject to notice of issuance, prior to the date of the first sale of such Registrable Securities pursuant to such Registration Statement, on each securities exchange on which the Common Stock issued by STAR are then listed, and admitted to trading on The NASDAQ Stock Market, if the Common Stock is then admitted to trading on The NASDAQ Stock Market.

        The Holders agree that, upon receipt of any notice from STAR of the happening of any event of the kind described in Section 4(c) hereof, the Holders will forthwith discontinue disposition of Registrable Securities under the Prospectus related to the applicable Registration Statement until such Holders' receipt of the copies of the supplemented or amended Prospectus, or until it is advised in writing by STAR that the use of the Prospectus may be resumed. It shall be a condition precedent to the obligations of STAR to take any action pursuant to this Section 4 with respect to the Registrable Securities of the selling Holders that such Holders shall furnish to STAR such information regarding themselves and the Registrable Securities held by them as shall be required by the Securities Act to effect the registration of such Holders' Registrable Securities.

        5. REGISTRATION EXPENSES. All expenses incident to any registration to be effected hereunder and incident to STAR's performance of or compliance with this Agreement, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, printing expenses, messenger and delivery expenses, NASD, stock exchange and qualification fees, fees and disbursements of STAR's counsel and of independent certified public accountants of STAR (all such expenses being herein called "Registration Expenses") will be borne by STAR. The Holders shall bear (i) all underwriting commissions (and transfer taxes, if any) relating to the Registrable Securities registered and (ii) the fees and expenses of legal counsel and accountants to the Holders.

        6.   INDEMNIFICATION.

               (a) Indemnification by STAR. STAR agrees to indemnify and hold harmless the Holders, their officers, directors and employees and each person who controls the Holders (within the meaning of Section 15 of the Securities
Act) from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which such Holders may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any violation or alleged violation by STAR of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, Prospectus or preliminary

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
prospectus or any amendment or supplement thereto, provided that STAR will not be liable to the Holders to the extent that such loss, claim, damage or liability arises from or is based upon any untrue statement or omission based upon written information furnished to STAR by the Holders.

               (b) Indemnification by Holders of Registrable Securities. If the Holders' Registrable Securities are sold under a Prospectus which is a part of a Registration Statement, the Holders agree to indemnify and hold harmless STAR, its directors and each officer who signed such Registration Statement and each person who controls STAR (within the meaning of Section 15 of the Securities Act), and each other person whose securities are sold under the Prospectus which is a part of such Registration Statement (and such person's officers, directors and employees and each person who controls such person within the meaning of Section 15 of the Securities Act), from and against any and all losses, claims, damages and liabilities (including any investigation, legal or other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted) to which STAR or any other such person may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading and
(iii) any violation or alleged violation by STAR of the Securities Act, the Exchange Act or any state securities or blue sky laws in connection with the Registration Statement, Prospectus or preliminary prospectus or any amendment or supplement thereto, to the extent that such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement of a material fact or omission of a material fact that was made in the Prospectus, the Registration Statement, or any amendment or supplement thereto, in reliance upon and in conformity with information furnished in writing to STAR by the Holders expressly for use therein, provided that in no event shall the aggregate liability of the Holders exceed the amount of the net proceeds received by the Holders upon the sale of the Registrable Securities giving rise to such indemnification obligation. STAR and the selling Holders shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as customarily furnished by such persons in similar circumstances.

               (c) Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party, provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person and not of the indemnifying party unless (A) the indemnifying party has agreed to pay such fees or expenses, (B) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person, or (C) in the reasonable judgment of such person, based upon advice of their counsel, a conflict of interest may exist between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person). If such defense is not assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without consent (but such consent will not be unreasonably withheld). No indemnified party will be required to consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by all claimants or plaintiffs to such indemnified party of a release from all liability in respect to such claim or litigation. Any indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all

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
parties indemnified by such indemnifying party with respect to such claim. As used in this Section 6(c), the terms "indemnifying party", "indemnified party" and other terms of similar import are intended to include only STAR (and its officers, trustees, directors and control persons as set forth above) on the one hand, and the Holders (and their officers, directors, employees and control persons as set forth above) on the other hand, as applicable.

               (d) Contribution. If for any reason the foregoing indemnity is unavailable, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other, or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or provides a lesser sum to the indemnified party than the amount hereinafter calculated, in such proportion as is appropriate to reflect not only the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other but also the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. Notwithstanding the foregoing, the Holders shall not be required to contribute any amount in excess of the amount the Holders would have been required to pay to an indemnified party if the indemnity under Section 6(b) hereof was available. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligation of any person to contribute pursuant to this Section 6(d) shall be several and not joint.

               (e) Timing of Payments. An indemnifying party shall make payments of all amounts required to be made pursuant to the foregoing provisions of this Section 6 to or for the account of the indemnified party from time to time promptly upon receipt of bills or invoices relating thereto or when otherwise due or payable.

               (f) Survival. The indemnity and contribution agreements contained in this Section 6 shall remain in full force and effect and shall survive the transfer of such Registrable Securities by the Holders; provided that such transfer is in compliance with all agreements between STAR and the transferring Holders.

        7. RULE 144. STAR covenants that it will file, on a timely basis, the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any of the Holders may reasonably request (including, without limitation, compliance with the current public information requirements of Rule 144(c) under the Securities Act), all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the conditions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Holders, STAR will deliver to such Holders a written statement verifying that it has complied with such information and requirements.

        8. NO INCONSISTENT AGREEMENTS. STAR will not enter into any agreement offering registration rights to any Holders of Common Stock that conflict with or violate the rights set forth herein without the consent of the Holders, which consent may be granted or withheld in the sole discretion of the Holders.

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
        9. ASSIGNMENT OF RIGHTS. The Holders may assign their rights under this Agreement to any transferee of the Registrable Securities of the Holders, if (i) such transfer is in compliance with all agreements between STAR and the transferring Holders, (ii) such transferee has acquired at least twenty-five percent (25%) of the Registrable Securities originally held by the Holders, and
(iii) such transferee has executed this Agreement and agreed to be bound by the terms hereof (it being understood, however, that the transferring Holders shall retain all of such Holders' rights hereunder with respect to all Registrable Securities not so transferred by such transferring Holders).

        10. SPECIFIC PERFORMANCE. The Holders, in addition to being entitled to exercise all rights provided herein or granted by law, including without limitation, the recovery of monetary damages, will be entitled to specific performance of their rights under this Agreement. STAR agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

        11. NOTICES. All notices required or permitted under the terms of this Agreement shall be delivered in the manner called for in the Stock Acquisition Agreement.

        12. SUCCESSORS AND ASSIGNS. This Agreement shall inure to the benefit of and be binding upon STAR and any corporation resulting from any merger or consolidation of STAR with or into such corporation (in which STAR is not the surviving corporation) or any corporation whose securities are issued in exchange for STAR's shares of common stock.

        13. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

        14. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and shall supersede and preempt any prior understandings, agreements or representations, written or oral, by or among the parties hereto.

        15. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be original, and all of which together shall constitute one instrument.

        16. AMENDMENT. Any provision of this Agreement may be amended, waived or modified only by a writing signed by STAR and by each of the Holders.

        17. GOVERNING LAW. This Agreement and the legal relations between the parties shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and performed in such State. This choice of governing law is made in accordance with Section 1646.5 of the California Civil Code. Any action with respect to this Agreement may be brought in any state or federal court located in, or having jurisdiction over, the County of Santa Barbara, State of California. Each party accepts, for itself and their permitted successors and assigns, the jurisdiction of the aforesaid courts.



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
        IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


"STAR"

STAR TELECOMMUNICATIONS, INC.


By: /s/ MARY CASEY
    ------------------------------
     Mary Casey, President



"HOLDERS"

/s/ RICHARD ALLEN BISHOP
------------------------------
Richard Allen Bishop,
individually and in his
capacity as Trustee of the Richard Allen Bishop
& Teresa Anne Bishop 1996 Revocable Trust

Address:
Phone No.:
Fax No.:

/S/ ELIZABETH CURRIER
------------------------------
Elizabeth Currier,
individually and in her
capacity as Trustee of the Currier Family Trust

Address:
Phone No.:
Fax No.:

/S/ DON CURRIER
------------------------------
Don Currier

Address:
Phone No.:
Fax No.:


/S/ JUDITH BOLGER
------------------------------
Judith Bolger

Address:
Phone No.:
Fax No.:

/s/ THOMAS GUY ELTRINGHAM
------------------------------
Thomas Guy Eltringham

Address:
Phone No.:
Fax No.:

/s/ JOHN BRENT MCDANIEL
------------------------------
John Brent McDaniel,
individually and in his
capacity as Trustee of the John Brent McDaniel
Revocable Trust

Address:
Phone No.:
Fax No.:

/s/ DONNA J.S. ROBINSON
------------------------------
Donna J.S. Robinson

Address:
Phone No.:
Fax No.:

/s/ HAROLD B. ROBINSON
------------------------------
Harold B. Robinson

Address:
Phone No.:
Fax No.: